SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 14, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

             Texas                        1-6402-1              74-1488375
(State or other jurisdiction of         (Commission         (I. R. S. employer
        incorporation)                  file number)      identification number)

   1929 Allen Parkway, Houston, Texas                             77019
(Address of principal executive offices)                        (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 5. Other Events and Regulation FD Disclosure

      On April 14, 2004, Service Corporation International announced that the early participation period for its tender offer for up to $200 million of its 6% Notes due 2005 expired at 5:00 p.m., New York City time, on April 13, 2004, and that it had received tenders from holders of more than $200 million aggregate principal amount of the Notes, as more fully described in the press release filed as Exhibit 99.1 on this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Press release, dated April 14, 2004, issued by Service Corporation International


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 14, 2004                           SERVICE CORPORATION INTERNATIONAL

                                         By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

Exhibit           Number Description
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99.1              Press release, dated April 14, 2004, issued by Service
                  Corporation International


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